UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

  CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2017

ASHLAND GLOBAL HOLDINGS INC.
(Exact name of registrant as specified in charter)

Delaware	333-211719	81-2587835
(State of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

50 E. RiverCenter Boulevard
Covington, Kentucky 41011
(Address of principal executive offices)

(859) 815-3333
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.  Entry into a Material Definitive Agreement

On May 19, 2017, Ashland LLC, a Kentucky limited liability company (the “Company”) and an indirect subsidiary of Ashland Global Holdings Inc., a Delaware corporation (“Ashland”), entered into Amendment No. 1 (the “Amendment”) to the Credit Agreement, dated as of May 17, 2017 (the “Credit Agreement”), among the Company, as Borrower, The Bank of Nova Scotia, as Administrative Agent, each lender and letter of credit issuer party thereto and the other agents party thereto. The Amendment increased the aggregate commitments under the revolving credit facility provided under the Credit Agreement from $680 million to $800 million.

The foregoing summary of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

The Credit Agreement has been previously filed with, and is described in, Ashland’s Current Report on Form 8-K dated May 18, 2017.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.  The following Exhibit is filed as part of this Report on Form 8-K.

Exhibit Number	Description of Exhibit
10.1
Amendment No. 1 dated as of May 19, 2017, among Ashland LLC, as Borrower (the “Borrower”), certain subsidiaries of the Borrower, The Bank of Nova Scotia, as Administrative Agent (the “Administrative Agent”), and Citibank, N.A., as the Incremental Revolving Credit Lender, to the Credit Agreement dated as of May 17, 2017, among the Company, the Administrative Agent, each lender and letter of credit issuer party thereto and the other agents party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND GLOBAL HOLDINGS INC.
(Registrant)

Date: May 22, 2017	By:	/s/ Peter J. Ganz
Name: Peter J. Ganz
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1
Amendment No. 1 dated as of May 19, 2017, among Ashland LLC, as Borrower (the “Borrower”), certain subsidiaries of the Borrower, The Bank of Nova Scotia, as Administrative Agent (the “Administrative Agent”), and Citibank, N.A., as the Incremental Revolving Credit Lender, to the Credit Agreement dated as of May 17, 2017, among the Company, the Administrative Agent, each lender and letter of credit issuer party thereto and the other agents party thereto.